Exhibit 10.16(b)

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT NO. 1 TO EXCLUSIVE LICENSE AGREEMENT

This Amendment No. 1 to Exclusive License Agreement (“Amendment No. 1”), effective as of December 3, 2020 (“Amendment No. 1 Effective Date”), is entered into by and between The Regents of the University of California, a California public corporation, having its statewide administrative offices at 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200 (“The Regents”) and acting through its Office of Technology Management, University of California San Francisco (“UCSF”), 600 16th Street, Suite S-272, San Francisco, CA 94143, and Sana Biotechnology, Inc., a Delaware corporation, having a place of business at 188 East Blaine Street, Suite 400, Seattle, WA 98102 (“Licensee”).

WHEREAS, the parties entered into that certain Exclusive License Agreement dated January 2, 2019 (the “Original Agreement”). The parties wish to amend the Original Agreement as set forth herein.

In consideration of the covenants and conditions contained herein, the parties hereby agree to the following:

1.

The term “Agreement” as used in this Amendment No. 1 and in the Original Agreement shall mean the Original Agreement as amended hereby. Except as otherwise set forth herein, capitalized terms used herein shall have the meaning set forth in the Original Agreement. The term “Amendment No. 1 Effective Date” is hereby added as a defined term to the Agreement as the Amendment No. 1 Effective Date as defined herein.

2.	The listing of UC Case Nos. set forth on the cover page to the Original Agreement is hereby expanded to include UC Case No. [***].

3.	Section A (Background) of the Original Agreement is hereby deleted and replaced in its entirety by the following:

“Certain inventions, generally characterized as [***] (collectively “Invention”), made in the course of research at UCSF by Sonja Schrepfer and [***] (collectively, the “Inventors”) and are claimed in Patent Rights as defined below.”

4.	Section 1.16 (definition of Patent Rights) of the Original Agreement is hereby deleted and replaced in its entirety by the following:

“1.16 “Patent Rights” means the following United States and international patents and patent applications:

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Patent Rights shall further include, to the extent assigned to or otherwise obtained by The Regents, continuations, divisions, and continuation-in-part applications (but only those claims of the continuation-in-part applications that are entitled to the priority date of the parent application), all patents to issue thereon, all corresponding foreign patents and patent applications, and any reissues, re-examinations, extensions, and substitutions on any of the foregoing. As used in this Agreement, the term “Original Patent Rights” shall mean that subset of Patent Rights corresponding to rows [***] of the table above, and “Amendment No. 1 Patent Rights” shall mean that subset of Patent Rights corresponding to rows [***] of the table above.”

5.	The following is added as new Section 10.6 (Amendment No. 1 Shares) of the Original Agreement:

“10.6 Amendment No. 1 Shares. As further consideration for the rights hereunder, Licensee will issue to The Regents as promptly as reasonably practicable following the Amendment No. 1 Effective Date [***] shares (as appropriately adjusted for stock splits, combinations, recapitalizations and the like occurring after the Amendment No. 1 Effective Date) of its Common Stock pursuant to a stock issuance agreement in substantially the form attached hereto as Appendix B. The receipt of the shares of Licensee’s Common Stock pursuant to this 10.6 is subject to approval by the authorized UCSF delegate or The Regents’ Office of the President, and if such approval is not received, then UCSF and the Licensee will in good faith negotiate alternate consideration.”

6.	Section 17.1 of the Original Agreement is hereby deleted and replaced in its entirety by the following:

“17.1 (a) To the extent of the [***], The Regents warrants to the Licensee that it has the lawful right to grant this license and has not granted any rights under the Original Patent Rights to any third party other than a license that would be permitted under Paragraph 2.2. The Regents further represents and warrants that, [***], (i) The Regents owns all right, title and interest in the Original Patent Rights and all Inventors claimed in any of the Original Patents Rights have assigned to the Regents all of their right, title and interest in and to such Original Patent Rights, (ii) The Regents has not received notice from any third party claiming that the use of Original Patent Rights granted by this Agreement either a) conflicts or would conflict with the rights granted to Licensee by The Regents hereunder, or b) infringes or would infringe any patent, copyright, trademark, trade secret or other intellectual property right of any third party, (iii) The Regents have disclosed to Licensee all technologies from the Inventors that have been formally disclosed to [***], and except for the technology disclosed in [***] all such technologies from the Inventors are Covered by the scope of the Original Patent Rights, and (iv) there are no actions, suits, investigations, claims or proceedings pending or threatened in any way relating to the Original Patent Rights.

(b) To the extent of the [***], The Regents warrants to the Licensee that it has the lawful right to grant this license and has not granted any rights under the Amendment No. 1 Patent Rights to any third party other than a license that would be permitted under Paragraph 2.2. The Regents further represents and warrants that, to the extent of the [***], (i) The Regents owns right, title and interest in the Amendment No. 1 Patent Rights and all Inventors claimed in any of the Amendment No. 1 Patents Rights have assigned to the Regents right, title and interest in and to such Amendment No. 1 Patent Rights, (ii) The Regents has not received notice from any third party claiming that the use of Amendment No. 1 Patent Rights granted by this Agreement either a) conflicts or would conflict with the rights granted to Licensee by The Regents hereunder, or b) infringes or would infringe any patent, copyright, trademark, trade secret or other intellectual property right of any third party, (iii) The Regents have disclosed to Licensee all technologies or disclosure titles from the Inventors that have been formally disclosed to the [***], and except for the technology disclosed in [***] or in the disclosure titles listed in Appendix C hereto, all such technologies from the Inventors are Covered by the scope of the Original Patent Rights or Amendment No. 1 Patent Rights, and (iv) there are no actions, suits, investigations, claims or proceedings pending or threatened in any way relating to the Amendment No. 1 Patent Rights.”

7.	The stock issuance agreement set forth in Attachment No. 1 to this Amendment No. 1 is hereby appended to the Original Agreement as Appendix B thereto.

8.	The listing of disclosure titles set forth in Attachment No. 2 to this Amendment No. 1 is hereby appended to the Original Agreement as Appendix C thereto.

9.	The contact information set forth in Section 23.1.4 of the Original Agreement is hereby deleted and replaced in its entirety by the following:

“In the case of Licensee:

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In the case of The Regents:

For notices:

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For remittance of payments:

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Except as expressly set forth herein, the terms and conditions of the Original Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions of this Amendment No. 1 and the Original Agreement, the terms and conditions set forth in this Amendment No. 1 shall control with respect to the subject matter hereof.

No provision of this Amendment No. 1 may be amended or otherwise modified except by a writing signed by the parties to this Amendment No. 1. This Amendment No. 1 may be executed in separate counterparts, each of which will be deemed an original, but both of which taken together will be considered one and the same instrument. The Parties agree that the respective signatures of the parties hereto may be delivered by facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and that the parties may rely on a signature so delivered as an original, duly and validly delivered, and valid and effective for all purposes. This Amendment No. 1 shall be governed by the laws of the State of California.

IN WITNESS WHEREOF, the parties by their duly authorized representatives have executed this Amendment No. 1 as of the Amendment No. 1 Effective Date.

Sana Biotechnology, Inc.		The Regents of the University of California

By:	/s/ Nate Hardy	By:	/s/ Gonzalo Barrera-Hernandez
Name:	Nate Hardy	Name:	Gonzalo Barrera-Hernandez
Title:	Chief Financial Officer	Title:	Senior Associate Director, Licensing

Date:	December 3, 2020	Date:	December 3, 2020

Attachment No. 1

Appendix B

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Attachment No. 2

Appendix C

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